EXHIBIT 10.12b
CERTAIN INFORMATION HAS BEEN EXCLUDED FROM THIS DOCUMENT BECAUSE IT IS BOTH NOT MATERIAL AND IS THE TYPE OF INFORMATION THAT THE REGISTRANT TREATS AS PRIVATE OR CONFIDENTIAL.

[**] INDICATES THAT INFORMATION HAS BEEN REDACTED.
Execution Version
FIRST AMENDMENT AND JOINDER TO TENTH AMENDED AND RESTATED RECEIVABLES PURCHASE AGREEMENT
THIS FIRST AMENDMENT AND JOINDER, dated as of September 27, 2024 (this “Amendment”), to THE TENTH AMENDED AND RESTATED RECEIVABLES PURCHASE AGREEMENT, dated as of September 28, 2022 (as further amended, restated, supplemented or otherwise modified as of the date hereof, the “Receivables Purchase Agreement”), by and among AFC FUNDING CORPORATION, an Indiana corporation (the “Seller”), AUTOMOTIVE FINANCE CORPORATION, an Indiana corporation (the “Servicer”), the Purchasers and Purchaser Agents parties thereto and BANK OF MONTREAL, as the agent (the “Agent”), is by and among the parties listed above, U.S. Bank National Association (the “New Purchaser”) as a Purchaser and Purchaser Agent and Falcon Asset Funding LLC (“New JPM Purchaser”) as a Purchaser.
WHEREAS, capitalized terms used herein but not otherwise defined shall have the meanings ascribed to them in the Receivables Purchase Agreement;
WHEREAS, New Purchaser and New JPM Purchaser wish to join to the Receivables Purchase Agreement as a Purchaser and Purchaser Agent, as applicable, and the parties hereto wish to enter into this Amendment to consent to such joinder and to make certain amendments to the Receivables Purchase Agreement;
WHEREAS, (i) Bank of Montreal, as a Purchaser, has agreed to increase its Maximum Commitment from [**] to [**] and (ii) PNC Bank, National Association, as a Purchaser has agreed to decrease its Maximum Commitment from [**] to [**];
WHEREAS, on the date of this Amendment, in connection with the transactions contemplated in the immediately preceding WHEREAS clause, (i) the New Purchaser is willing to make, on the date hereof, a one-time non-pro rata purchase in an amount equal to [**] and (ii) Bank of Montreal is willing to make, on the date hereof, a one-time non-pro rata purchase in an amount equal to [**];
WHEREAS, the Seller shall apply the proceeds of the transactions contemplated by the previous WHEREAS clause to realign the aggregate Investments of the Purchasers by repaying the Investment of PNC Bank, National Association such that after giving effect to such payments the aggregate Investment is funded by all Purchaser Groups on a pro rata basis based on their Maximum Commitments as a percentage of the Maximum Amount; and
WHEREAS, the parties hereto desire to amend the Receivables Purchase Agreement as provided herein;
NOW THEREFORE, in consideration of the premises and the other mutual covenants contained herein, the parties hereto agree as follows:

SECTION 1.Joinder of New Purchasers to the Receivables Purchase Agreement.
(a) This Amendment constitutes a Joinder Agreement pursuant to Section 1.12 of the Receivables Purchase Agreement. The Seller desires New Purchaser to become a Purchaser and become a Purchaser Agent under the Receivables Purchase Agreement and upon the terms and subject to the conditions set forth in the Receivables Purchase Agreement, and New Purchaser agrees to become a Purchaser and become a Purchaser Agent thereunder. The parties hereto acknowledge and agree that upon execution and delivery of this Amendment and receipt by the Agent of counterparts of this Amendment executed by each of the parties hereto, New Purchaser shall become a party to, and have the rights and obligations of a Purchaser and Purchaser Agent, respectively, under the Receivables Purchase Agreement. After giving effect to the joinder of the New Purchaser, the New Purchaser’s Maximum Commitment shall be [**].
(b) The Seller desires New JPM Purchaser to become a Purchaser under the Receivables Purchase Agreement and upon the terms and subject to the conditions set forth in the Receivables Purchase Agreement, and New Purchaser agrees to become a Purchaser thereunder. The parties hereto acknowledge and agree that upon execution and delivery of this Amendment and receipt by the Agent of counterparts of this Amendment executed by each of the parties hereto, New JPM Purchaser shall become a party to, and have the rights and obligations of a Purchaser under the Receivables Purchase Agreement.
(c) All notices and other communications hereunder or under the Receivables Purchase Agreement to New Purchaser and New JPM Purchaser shall be sent or delivered to such party at the address set forth under its respective name on the signature pages hereof.
(d) By executing and delivering this Amendment, each of New Purchaser and New JPM Purchaser confirm to and agree, as to itself, with the Agent and each other Purchaser and Purchaser Agent party to the Receivables Purchase Agreement as follows: (i) it has received a copy of the Receivables Purchase Agreement, and the Purchase and Sale Agreement, together with copies of such financial statements and other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this Amendment; (ii) it has made and will continue to make, independently and without reliance upon the Agent, any Purchaser Agent or any other Purchaser and based on such documents and information as it shall deem appropriate at the time, its own credit decisions in taking or not taking action under the Receivables Purchase Agreement; (iii) it appoints and authorizes the Agent to take such action as agent on its behalf and to exercise such powers under the Receivables Purchase Agreement as are delegated to the Agent by the terms of the Receivables Purchase Agreement, together with such powers as are reasonably incidental thereto; and (iv) it agrees that it will perform in accordance with their terms all of the obligations which by the terms of the Receivables Purchase Agreement are required to be performed by it as a Purchaser or Purchaser Agent, as applicable.
(e) The parties hereto acknowledge and agree that the joinder effected by this Section 1 and the addition of a new Purchaser to the Receivables Purchase Agreement effected by this Section 1 shall in each case satisfy any and all applicable requirements in Section 1.12 of the Receivables Purchase Agreement related to the addition of a new Purchaser, including any applicable requirements relating to the execution and delivery of a Joinder Agreement.

SECTION 2.    Amendment of Commitments. (A) The Maximum Commitment listed on the signature page to the Receivables Purchase Agreement for (i) the Bank of Montreal as Purchaser is hereby amended by deleting the phrase “[**]” and inserting in lieu thereof “[**]” and (ii) for PNC Bank, National Association, as a Purchaser is hereby amended by deleting the phrase “[**]” and inserting in lieu thereof “[**]” and (B) A new signature page is inserted to the Receivables Purchase Agreement for U.S. Bank National Association as Purchaser, along with its Maximum Commitment of “[**]” and its notice information.
SECTION 3.    Non-Pro Rata Purchases; Application of Proceeds of Non-Pro Rata Purchases.
(a) Immediately after giving effect to the joinder of the New Purchaser contemplated in Section 1 and the Commitment adjustments in Section 2, (i) the New Purchaser shall, on the date hereof, make a one-time non-pro rata purchase (the “Initial New Purchaser Purchase”) in an amount equal to [**] and (ii) Bank of Montreal shall, on the date hereof, make a one-time, non-pro rata purchase (the “BMO Rebalancing Purchase”) in an amount equal to [**]. The parties hereto consent to such purchases. Solely in connection with the Initial New Purchaser Purchase and the BMO Rebalancing Purchase, each of the parties hereto hereby (i) waives the notice period related to the Initial New Purchaser Purchase and the BMO Rebalancing Purchase and (ii) agrees that the provisions in this Section 3 shall be deemed to satisfy any requirement in the Receivables Purchase Agreement with respect to the delivery of a Purchase Notice with respect to the BMO Rebalancing Purchase.
(b) In order to realign the aggregate Investments of the Purchasers hereunder such that after giving effect to such payments in the foregoing clause (a) the aggregate Investment is funded by all Purchaser Groups on a pro rata basis based on their Maximum Commitments as a percentage of the Maximum Amount, the Seller shall, on the date hereof pay [**] to PNC National Association, as a Purchaser, to reduce the Investment of such Purchaser.
(c) Solely in connection with the payments contemplated in the immediately preceding paragraph, each of the parties hereto hereby waives the requirements set forth in the Receivables Purchase Agreement that payments in reduction of a Purchaser’s Investment be made in specified amounts on a pro rata basis. Each of the parties hereto consents to the repayments contemplated in the immediately preceding paragraph.
(d) The parties hereto acknowledge and agree that immediately after giving effect to the Initial New Purchaser Purchase and the BMO Rebalancing Purchase and the use of proceeds thereof, the Investment and Maximum Commitment for each Purchaser is as set forth in the table below.

Purchaser	Investment	Maximum Commitment
Bank of Montreal	[**]	[**]
JPMorgan Chase Bank N.A.	[**]	[**]

Royal Bank of Canada	[**]	[**]
Fifth Third Bank, National Association	[**]	[**]
PNC Bank, National Association	[**]	[**]
Truist Bank	[**]	[**]
U.S. Bank National Association	[**]	[**]
Total	[**]	[**]
SECTION 4.    Amendments. Certain provisions of the Receivables Purchase Agreement are hereby amended as set forth on Appendix 1 to this Amendment. Language being inserted into the applicable section of the Receivables Purchase Agreement is evidenced by bold and underline formatting. Language being deleted from the applicable section of the Receivables Purchase Agreement is evidenced by strike-through formatting.
SECTION 5.    Representations and Warranties. Each of the Seller and Servicer hereby represents and warrants to the Agent, the Purchasers and the Purchaser Agents as follows:
(a) The execution and delivery by such Person of this Amendment, and the performance of its obligations under this Amendment and the Agreement, as amended hereby, are within its corporate powers and have been duly authorized by all necessary corporate action on its part. This Amendment and the Agreement, as amended hereby, are its valid and legally binding obligations, enforceable in accordance with its terms;
(b) The representations and warranties of such Person contained in Exhibit III and Exhibit VII to the Receivables Purchase Agreement are true and correct as of the date hereof (unless such representation and warranty relates solely to an earlier date, in which case such representation and warranty was true and correct as of such earlier date);
(c) That no Termination Event or Unmatured Termination Event shall have occurred and be continuing;
(d) The sum of the aggregate of the Participations does not exceed 100%; and
(e) The amount on deposit in the Cash Reserve Account is equal to or greater than the Cash Reserve.
SECTION 6.    Effectiveness. This Amendment shall become effective upon the receipt by the Agent of each of the counterparts of this Amendment executed by each of the parties hereto.

SECTION 7.    Miscellaneous.
(a)    References in the Receivables Purchase Agreement. Upon the effectiveness of this Amendment, each reference in the Receivables Purchase Agreement to “this Agreement”, “hereunder”, “hereof”, “herein”, or words of like import shall mean and be a reference to the Receivables Purchase Agreement as amended hereby, and each reference to the Receivables Purchase Agreement in any other Transaction Document or any other document, instrument or agreement, executed and/or delivered in connection with any Transaction Document shall mean and be a reference to the Receivables Purchase Agreement as amended hereby.
(b)    Effect on the Receivables Purchase Agreement; Integration. Except as specifically amended hereby, the Receivables Purchase Agreement shall remain in full force and effect. The Receivables Purchase Agreement (as amended hereby) together with the other Transaction Documents contains the final and complete integration of all prior expressions by the parties hereto with respect to the subject matter hereof, superseding all prior oral or written understandings.
(c)    No Waiver. The execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of any Person under the Receivables Purchase Agreement (as amended hereby) or any other document, instrument or agreement executed in connection therewith, nor constitute a waiver of any provision contained therein.
(d)    Successors and Assigns. This Amendment shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and assigns.
(e)    Counterparts. This Amendment may be executed in any number of counterparts, and by the different parties hereto on the same or separate counterparts, each of which shall be deemed to be an original instrument but all of which together shall constitute one and the same agreement. Delivery of an executed counterpart of a signature page by facsimile or other electronic transmission shall be effective as delivery of a manually executed counterpart of this Amendment. Any signature (including, without limitation, (x) any electronic symbol or process attached to, or associated with, a contract or other record and adopted by a person with the intent to sign, authenticate or accept such contract or record and (y) any facsimile or .pdf signature) hereto or to any other certificate, agreement or document related to this transaction, and any contract formation or record-keeping, in each case, through electronic means, shall have the same legal validity and enforceability as a manually executed signature or use of a paper-based record-keeping system to the fullest extent permitted by applicable law, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act, or any similar state law based on the Uniform Electronic Transactions Act, and the parties hereto hereby waive any objection to the contrary.
(f)    Headings. The descriptive headings of the various sections of this Amendment are inserted for convenience of reference only and shall not be deemed to affect the meaning or construction of any of the provisions hereof.
(g)    Reaffirmation of Performance Guaranty. By signing below, OPENLANE, Inc., f/k/a KAR Auction Services, Inc., reaffirms its obligations under the Performance Guaranty after giving effect to this Amendment.

(h)    Amendments. This Amendment may not be amended or otherwise modified except as provided in the Receivables Purchase Agreement.
(i)    Governing Law. This Amendment shall be governed by, and construed in accordance with, the internal laws of the State of Indiana without reference to conflict of laws principles.
[Signature Pages Follow]

IN WITNESS WHEREOF, the parties have caused this Amendment to be executed by their respective officers thereunto duty authorized, as of the date first above written.

AFC FUNDING CORPORATION, as Seller

By: /s/ Amy Wirges
Name: Amy Wirges
Title: Senior Vice President of Finance; Treasurer
AUTOMOTIVE FINANCE CORPORATION,
as Servicer

By: /s/ Amy Wirges
Name: Amy Wirges
Title: Senior Vice President of Finance; Treasurer

S-1	AFC Amendment No.1 to Tenth A&R RPA

FAIRWAY FINANCE COMPANY, LLC, as a Purchaser

By: /s/ Irina Khaimova
Name: Irina Khaimova
Title: Vice President
BMO CAPITAL MARKETS CORP., as Purchaser Agent for Fairway Finance Company, LLC and Bank of Montreal

By: /s/ Lindsay Slaven
Name: Lindsay Slaven
Title: Director

S-2	AFC Amendment No.1 to Tenth A&R RPA

BANK OF MONTREAL, as Agent

By: /s/ Karen Louie
Name: Karen Louie
Title: Managing Director

BANK OF MONTREAL, as Purchaser

By: /s/ Karen Louie
Name: Karen Louie
Title: Managing Director

S-3	AFC Amendment No.1 to Tenth A&R RPA

ROYAL BANK OF CANADA, as Purchaser Agent for Thunder Bay Funding, LLC
By: /s/ Kevin P. Wilson
Name: Kevin P. Wilson
Title: Authorized Signatory

By: /s/ Lisa Wang
Name: Lisa Wang
Title: Authorized Signatory

THUNDER BAY FUNDING, LLC, as a Purchaser

By: Royal Bank of Canada,
its attorney-in-fact

By: /s/ Kevin P. Wilson
Name: Kevin P. Wilson
Title: Authorized Signatory

PNC BANK, NATIONAL ASSOCIATION,
as Purchaser and Purchaser Agent for itself

By: /s/ Nina Austin
Name: Nina Austin
Title: Senior Vice President

TRUIST BANK, as Purchaser and as Purchaser Agent for itself

By: /s/ Emily Shields
Name: Emily Shields
Title: Senior Vice President

S-1	AFC - Amendment No.1 to Tenth A&R RPA

FIFTH THIRD BANK, NATIONAL ASSOCIATION, as Purchaser and as Purchaser Agent for itself

By: /s/ Matt Glahn
Name: Matt Glahn
Title: AVP

JPMORGAN CHASE BANK N.A., as Purchaser Agent for Chariot Funding LLC and Falcon Asset Funding LLC

By: /s/ John M Kuhns
Name: John M Kuhns
Title: Executive Director

CHARIOT FUNDING LLC, as a Purchaser

By: JPMorgan Chase Bank, N.A., its attorney-in- fact

By: /s/ John M Kuhns
Name: John M Kuhns
Title: Executive Director

S-2	AFC - Amendment No.1 to Tenth A&R RPA

FALCON ASSET FUNDING LLC, as a Purchaser

By: JPMorgan Chase Bank, N.A., its attorney-in- fact

By: /s/ John M Kuhns
Name: John M Kuhns
Title: Executive Director

Falcon Asset Funding LLC
c/o JPMorgan Chase Bank, N.A.
10 South Dearborn Street, 7th Floor
Chicago, IL 60603
Attention: Alan English
Tel: [**]
Fax: [**]
Email: [**]
[**][**]

U.S. BANK NATIONAL ASSOCIATION, as Purchaser and as Purchaser Agent for itself

By: /s/ Pawel Bania
Name: Pawel Bania
Title: Vice President

214 N Tryon Street
Charlotte, NC 28202-1078
CN-NC-H26V
Attention: Pawel Bania
Telephone: [**][**]

Acknowledged and Agreed:

OPENLANE, INC., f/k/a KAR AUCTION SERVICES, INC.,
as provider of the Performance Guaranty

By: /s/ Brad Lakhia ________________________________
Name: Brad Lakhia
Title: Executive Vice President; Chief Financial Officer

S-3	AFC - Amendment No.1 to Tenth A&R RPA

APPENDIX 1
[See attached]
Appendix 1-1

~~EXECUTION VERSION~~Conformed Copy
(incorporating Amendment No. 1 dated 9/27/2024

TENTH AMENDED AND RESTATED
RECEIVABLES PURCHASE AGREEMENT

dated as of September 28, 2022

among

AFC FUNDING CORPORATION,

as Seller,

AUTOMOTIVE FINANCE CORPORATION,

as Servicer,

The entities from time to time
parties hereto as Purchasers or Purchaser Agents hereunder

and

BANK OF MONTREAL,

as the Agent

TENTH AMENDED AND RESTATED
RECEIVABLES PURCHASE AGREEMENT
This TENTH AMENDED AND RESTATED RECEIVABLES PURCHASE AGREEMENT, originally dated as of December 31, 1996, amended and restated as of May 31, 2002, as of June 15, 2004, as of April 20, 2007, as of April 26, 2011, as of June 21, 2013, as of June 16, 2015, as of December 20, 2016, as of December 18, 2018, as of September 29, 2020 and as of September 28, 2022 (as further amended, supplemented or otherwise modified from time to time, the “Agreement”) is entered into among AFC FUNDING CORPORATION, an Indiana corporation, as seller (the “Seller”), AUTOMOTIVE FINANCE CORPORATION, an Indiana corporation (“AFC”), as initial servicer (in such capacity, together with its successors and permitted assigns in such capacity, the “Servicer”), the entities from time to time parties hereto as Purchasers or Purchaser Agents and BANK OF MONTREAL, a Canadian chartered bank, as agent for the Purchasers (in such capacity, together with its successors and assigns in such capacity, the “Agent”).
PRELIMINARY STATEMENTS. Certain terms that are capitalized and used throughout this Agreement are defined in Exhibit I to this Agreement. References in the Exhibits hereto to “the Agreement” refer to this Agreement, as amended, modified or supplemented from time to time.
Certain of the parties hereto are party to that certain Ninth Amended and Restated Receivables Purchase Agreement, dated as of September 29, 2020 (the “Prior Agreement”), pursuant to which the Seller has sold, transferred and assigned an undivided variable percentage interest in a pool of receivables to the Purchasers thereunder.
The parties hereto wish to amend and restate the Prior Agreement in its entirety in order to make certain changes set forth herein.
In consideration of the mutual agreements, provisions and covenants contained herein, the parties hereto agree as follows:
ARTICLE I.
AMOUNTS AND TERMS OF THE PURCHASES
Section 1.1    Purchase Facility. (a) On the terms and conditions hereinafter set forth, each Purchaser hereby agrees to purchase and make reinvestments of undivided percentage ownership interests with regard to its Participation from the Seller from time to time prior to the Termination Date. Under no circumstances shall any Purchaser make any such purchase or reinvestment, if, after giving effect to such purchase or reinvestment, (A) the aggregate Investment of such Purchaser would exceed its Maximum Commitment; or (B) the aggregate outstanding Investment of all Purchasers would exceed the Maximum Amount.
(b)    The Seller may, upon at least 30 days’ notice to the Agent, the Purchaser Agents, the Servicer and the Backup Servicer, terminate the purchase facility provided in Section 1.1(a) in whole or, from time to time, irrevocably reduce in part the unused portion of the Maximum Amount (for purposes of this calculation, any deferred purchase amounts which Purchasers are diligence, and in accordance with the Credit and Collection Policy. Servicer or Sub-Servicer may sue to collect upon Pool Receivables or enforce or recover Related Security, in its own name, if possible. If Servicer elects to commence a legal proceeding to collect a Pool Receivable(s) or enforce or recover Related Security, the act of commencement shall be deemed to be an automatic assignment of the Pool Receivable(s) (except for Pool Receivable(s) originated by AFC Cal, LLC) and/or Seller’s and Purchasers’ rights in, to and under the Related Security ~~to Servicer~~ (except for rights in Related Security related to Pool Receivable(s) originated by AFC Cal, LLC) to Servicer, for purposes of collection only. If Servicer elects to commence a legal proceeding to collect a Pool Receivable(s) originated by AFC Cal, LLC or enforce or recover Related Security related to a Pool Receivable(s) originated by AFC Cal, LLC, the Servicer is authorized to assign to itself or any Sub-Servicer the Pool Receivable(s) originated by AFC Cal, LLC or Seller’s and Purchasers’ rights in, to and under the Related Security originated by AFC Cal, LLC to Servicer or Sub-Servicer, for purposes of collection only. The Servicer shall set aside for the accounts of the Seller, the Backup Servicer and the Purchasers the amount of the Collections to which each is entitled in accordance with Section 1.4. The Seller shall deliver to the Servicer and the Servicer shall hold for the benefit of the Secured Parties in accordance with their respective interests, all records and documents (including without limitation computer tapes or disks) with respect to each Pool Receivable and all Pool Receivable Documents. During such period as a Backup Servicer is required to be maintained hereunder, the Servicer agrees to provide the Backup Servicer with an electronic (scanned) copy of each Contract related to a Pool Receivable and with monthly updates thereafter upon receipt of which the Backup Servicer shall perform a reconciliation of the Receivables data and recalculate the Servicer Report. Notwithstanding anything to the contrary contained herein, the Agent may direct the Servicer to commence or settle any legal action to enforce collection of any Pool Receivable or to foreclose upon or repossess any Related Security; provided, however, that no such direction may be given unless a Termination Event has occurred. AFC is hereby appointed the custodian of the Pool Receivable Documents for the benefit of the Agent on behalf of the Secured Parties; provided, however, that such appointment may be terminated pursuant to the terms hereof. AFC, or an affiliate on its behalf, will maintain fidelity and forgery insurance and adequate insurance to replace all Pool Receivable Documents due to casualty loss or theft of such documents. In performing its duties as servicer and custodian, AFC shall act with reasonable care, using that degree of skill and attention that AFC exercises with respect to the files relating to all comparable contracts that AFC owns or services for itself or others. AFC shall (i) maintain the Pool Receivable Documents in such a manner as shall enable the Agent and the Purchaser Agents to verify the accuracy of AFC’s recordkeeping; and (ii) promptly report to the Agent and the Purchaser Agents any failure on its part or the part of its agents to hold the Pool Receivable Documents and promptly take appropriate action to remedy any such failure. Upon termination of AFC’s appointment as custodian hereunder and the delivery of the Pool Receivable Documents to the successor custodian, the successor custodian shall review such documents to determine whether it is missing any documents, and AFC shall cooperate with the successor custodian and use its best efforts to assist the successor custodian to obtain the missing documents. AFC shall maintain continuous custody of the Pool Receivable Documents in secure facilities in accordance with customary standards for such custody.

IN WITNESS WHEREOF, the parties have caused this Agreement to be executed by their respective officers thereunto duly authorized, as of the date first above written.

    AFC FUNDING CORPORATION,
    as Seller

    By:
    Name:
    Title:

    AFC Funding Corporation
    11299 N. Illinois Street
    Carmel, Indiana 46032
    Attention: Amy Wirges
    Telephone: [**]
    Facsimile: [**]
    E-mail: [**]
    AUTOMOTIVE FINANCE CORPORATION,
    as Servicer

    By:
    Name:
    Title:

    Automotive Finance Corporation
    11299 N. Illinois Street
    Carmel, Indiana 46032
    Attention: Amy Wirges
    Telephone: [**]
    Facsimile: [**]
    E-mail: [**]

S-1	Tenth Amended and Restated Receivables Purchase Agreement

    BMO CAPITAL MARKETS CORP.,
    as Purchaser Agent for Fairway Finance
Company, LLC and Bank of Montreal

    By:
    Name:
    Title:
BMO Capital Markets Corp.
~~115~~320 S~~.LaSalle, 37th Floor West~~Canal St, 4th floor
Chicago, Illinois ~~60603~~60606
Attention: Conduit Administration
Telephone: [**]
~~Facsimile: (312) 293-4908~~
E-mail: [**]

    FAIRWAY FINANCE COMPANY, LLC,
    as a Purchaser

    By:
    Name:
    Title:

    Fairway Finance Company, LLC
    c/o Lord Securities Corp.
    48 Wall Street, 27th Floor
    New York, New York 10005
    Attention: Irina Khaimova
    Telephone: [**]
Facsimile: [**]
    Email: [**]

S-2	Tenth Amended and Restated Receivables Purchase Agreement

BANK OF MONTREAL,
as a Purchaser

By:
Name:
Title:
Bank of Montreal
~~115~~320 S~~.LaSalle, 37th Floor West~~Canal St, 4th floor
Chicago, Illinois ~~60603~~60606
Attention: Karen Louie
Telephone: [**]
~~Facsimile: (312) 293-4908~~
E-mail: [**]

Maximum Commitment:
[**]

S-3	Tenth Amended and Restated Receivables Purchase Agreement

PNC BANK, NATIONAL ASSOCIATION,
as Purchaser and Purchaser Agent for itself

By:
Name:
Title:

PNC Bank, National Association
300 Fifth Avenue
Pittsburgh, PA 15222
Attention: ABF Administration
Telephone:[**]
Facsimile: [**]
E-mail: [**]/ [**]

Maximum Commitment:
[**]

S-4	Tenth Amended and Restated Receivables Purchase Agreement

THUNDER BAY FUNDING, LLC, as a Purchaser

By: Royal Bank of Canada,
its attorney-in-fact

By:
Name:
Title:

Thunder Bay Funding, LLC
c/o Global Securitization Services, LLC
68 South Service Road, Suite 120
Melville, New York 11747
Tel: [**]
Fax: [**]
Attn: Tony Wong
[**]

with a copy to:

RBC Capital Markets
Two Little Falls Center
2751 Centerville Road, Suite 212
Wilmington, DE 19808
Attn: Securitization Finance
Email: [**]

Maximum Commitment:
[**]

S-5	Tenth Amended and Restated Receivables Purchase Agreement

ROYAL BANK OF CANADA,
as Purchaser Agent for Thunder Bay Funding, LLC

By:
Name:
Title:
By:
Name:
Title:
Royal Bank Plaza, North Tower
200 Bay Street
2nd Floor
Toronto Ontario M5J2W7
Attn: Securitization Finance
Telephone: [**]
Email: [**]

with a copy to

Royal Bank of Canada
Two Little Falls Center
2751 Centerville Road, Suite 212
Wilmington, DE 19808
Telephone : [**]
Email : [**]

S-6	Tenth Amended and Restated Receivables Purchase Agreement

FIFTH THIRD BANK, NATIONAL ASSOCIATION
as Purchaser and as Purchaser Agent for itself

By:
Name:
Title:

Fifth Third Bank, National Association
38 Fountain Square Plaza, MD 109046
Cincinnati, OH 45263
Attention: Asset Securitization Group
Telephone: [**]
Facsimile: [**]
E-mail: [**]
[**][**]

Maximum Commitment
[**]

TRUIST BANK, as Purchaser and as Purchaser Agent for itself

By:
Name:
Title:
3333 Peachtree Road
~~10th~~7th Floor ~~East~~South
Atlanta, Georgia 30326
Attn: ~~Vivek Saraswat~~Emily Shields
Tel: [**]
Email: [**]
Maximum Commitment
[**]

S-7	Tenth Amended and Restated Receivables Purchase Agreement

CHARIOT FUNDING LLC, as a Purchaser

By: JPMorgan Chase Bank, N.A.,
its attorney-in-fact

By:
Name:
Title:
Chariot Funding LLC
c/o JPMorgan Chase Bank, N.A.
10 South Dearborn Street, 16th Floor
Chicago, IL  60603
Attention:  Alan English
Tel:  [**]
Fax:  [**]
Email:  [**] [**] [**]
Maximum Commitment
[**]

JPMORGAN CHASE BANK N.A.,
as Purchaser Agent for Chariot Funding LLC

By:
Name:
Title:
c/o JPMorgan Chase Bank, N.A.
10 South Dearborn Street, 16th Floor
Chicago, IL  60603
Attention:  Alan English
Tel:  [**]
Fax:  [**]
Email:  [**] [**] [**]

S-8	Tenth Amended and Restated Receivables Purchase Agreement

U.S. BANK, NATIONAL ASSOCIATION,
as Purchaser and Purchaser Agent for itself

By:
Name:
Title:

U.S. Bank, National Association
214 N Tryon Street
Charlotte, NC 28202-1078
CN-NC-H26V
Attention: Pawel Bania
Telephone:[**]
E-mail: [**]

Maximum Commitment:
[**]

S-9	Tenth Amended and Restated Receivables Purchase Agreement

BANK OF MONTREAL,
    as Agent

By:
Name:
Title:
    Bank of Montreal
    ~~115~~320 S~~. LaSalle, 25th Floor West~~Canal St, 4th floor
    Chicago, Illinois ~~60603~~60606
    Attention: Karen Louie
    Telephone: [**]
    Email: [**]

S-10	Tenth Amended and Restated Receivables Purchase Agreement

Acknowledged and Agreed:

OPENLANE, INC. f/k/a KAR AUCTION SERVICES, INC.,
as provider of the Performance Guaranty

By:_________________________________________
Name:
Title:

S-11	Tenth Amended and Restated Receivables Purchase Agreement

“All-Terrain Vehicles” includes[**].
“Anti-Corruption Laws” means all laws, rules, and regulations of any jurisdiction applicable to the Seller Parties or their respective Subsidiaries from time to time concerning or related to bribery or corruption.
“Attorney Costs” means and includes all reasonable fees and reasonable disbursements of any law firm or other external counsel, and all reasonable disbursements of internal counsel.
“Auction Credit” means a Receivable pursuant to which a wholesale auction has granted credit for the purposes of a float sale arrangement with dealers, provided that the wholesale auction shall be considered the “Obligor” of such Receivable and shall be subject to the Normal Concentration Percentage or Special Concentration Percentage, as applicable.
“Available Tenor” means, as of any date of determination and with respect to the then-current Benchmark, as applicable, (x) if such Benchmark is a term rate, any tenor for such Benchmark (or published component thereof) that is or may be used for determining the length of a yield period pursuant to this Agreement or (y) otherwise, any payment period for interest calculated with reference to such Benchmark (or published component thereof) that is or may be used for determining any frequency of making payments of interest calculated with reference to such Benchmark pursuant to this Agreement, in each case, as of such date and not including, for the avoidance of doubt, any tenor for such Benchmark that is then-removed from the definition of “Yield Period” pursuant to Section 1.14(e); provided that unless otherwise agreed to by the Agent and the Seller, the Available Tenor that is used shall be for a period of one month.
“Backup Servicer” means the Person appointed to act as backup servicer pursuant to the Backup Servicing Agreement.
“Backup Servicing Agreement” means (i) the Backup Servicing Agreement, dated as of September 29, 2020, among ~~Wells Fargo Bank, National Association~~Computershare Trust Company, N.A., the Servicer and the Agent; and (ii) any replacement backup servicing agreement entered into from time to time with the prior written consent of the Majority Purchasers; in each case as such agreements may be amended, supplemented or otherwise modified from time to time in accordance with the terms hereof.
“Backup Servicing Fee Letter” means (i) the Backup Servicing Agreement, setting forth the Backup Servicing Fees payable to the Backup Servicer; and (ii) any replacement backup servicing fee letter entered into from time to time with the prior written consent of the Majority Purchasers; in each case as such letters may be amended, supplemented or otherwise modified from time to time in accordance with the terms hereof.
“Backup Servicing Fees” means all fees and reimbursable expenses (excluding Transition Expenses) payable to the Backup Servicer (for the avoidance of doubt, prior to Backup Servicer assuming the role of Servicer) pursuant to the Backup Servicing Agreement or the Backup Servicing Fee Letter.
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(l)    for which AFC has taken (or caused to be taken) all commercially reasonable action to ensure that (i) the Obligor of such Receivable does not hold physical possession of the certificate of title or certificate of origin with respect to such Receivable (except for (A) any Receivable originated in ~~the State of Michigan and any other~~a state where the Obligor is required to hold the certificate of title or certificate of origin, (B) Obligors primarily transacting dealer to dealer sales or (C) titles released in accordance with AFC’s title release policy and procedures), and (ii) in the case where there is only an electronic title (and not a physical title), the Seller (or the Originator or Originating Lender) is identified as lienholder in the electronic title records;
(m)     which is not an (i) Excluded Receivable, (ii) a Specified Ineligible Receivable, (iii) a Title Holiday Receivable that has been outstanding greater than 10 Business Days, or (iv) a Title Attached Receivable;
(n)    (i) which satisfies all applicable requirements of the Credit and Collection Policy, (ii) other than with respect to any Rental Receivable or any Principal Pass Receivable, whose terms require a minimum principal payment of not less than [**] plus accrued interest and fees on each Curtailment Date, provided that, subject to a Special Concentration Percentage, such minimum principal payment for a Receivable may be less than [**] so long as it is at least [**], (iii) other than with respect to any Principal Pass Receivable, for which all payments required to be made pursuant to the related Contract in connection with any Curtailment Date extension have not been waived and have been made within [**] days of each such extension, (iv) whose terms (including the due date thereof) have not otherwise been amended or modified in any material respect and (v) other than with respect to any Rental Receivable, which has not been outstanding longer than [**] days;
(o)    which is payable on demand and which the related Contract requires to be repaid on the earlier of (i) [**] following the sale of the vehicle such Receivable financed, and (ii) the Curtailment Date for such Receivable;
(p)     which is not a Defaulted Receivable and which is not a Delinquent Receivable;
(q)    from an Obligor not more than [**] of whose aggregate Outstanding Balance of all Receivables of such Obligor and its Affiliates are Defaulted Receivables;
(r)    for which the Obligor has not “short-paid” the Receivable or paid with non-sufficient funds;
(s)    from an Obligor (exclusive of minority owner guarantors and operating non-owner guarantors) that, to the knowledge of the Servicer or the Seller, has not admitted in writing its inability to pay its debts generally or made a general assignment for the benefit of creditors; and no proceeding has been instituted (and is continuing) by or against such
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or pertaining to government, including without limitation any court, and any Person owned or controlled, through stock or capital ownership or otherwise, by any of the foregoing.
“Heavy Duty Truck”[**].
“Indemnified Amounts” has the meaning set forth in Section 3.1.
“Indemnified Party” has the meaning set forth in Section 3.1.
“Insolvent” or “Insolvency” means, with respect to any Multiemployer Plan, the condition that such Plan is insolvent within the meaning of Section 4245 of ERISA.
“Insolvency Proceeding” means (a) any case, action or proceeding before any court or other Governmental Authority relating to bankruptcy, reorganization, insolvency, liquidation, receivership, dissolution, winding-up or relief of debtors, or (b) any general assignment for the benefit of creditors, composition, marshalling of assets for creditors, or other, similar arrangement in respect of its creditors generally or any substantial portion of its creditors; in each case (a) and (b) undertaken under U.S. Federal, state or foreign law, including the Bankruptcy Code.
“Investment” means, with respect to any Purchaser, the aggregate of the amounts paid to the Seller in respect of the Participation of such Purchaser pursuant to the Agreement, reduced from time to time by amounts actually distributed and applied on account of such Investment pursuant to Section 1.4; provided, that if such Investment shall have been reduced by any distribution and thereafter all or a portion of such distribution is rescinded or must otherwise be returned for any reason, such Investment shall be increased by the amount of such rescinded or returned distribution, as though it had not been made.
“Joinder Agreement” means a Joinder Agreement substantially in the form of Annex C and executed pursuant to Section 1.12.
“KAR” means OPENLANE, Inc., f/k/a KAR Auction Services, Inc., a Delaware corporation.
“KAR Credit Facility” means that certain ~~Amended and Restated~~ Credit Agreement, ~~originally~~ dated as of ~~March 11~~June 23, ~~2014~~2023, as amended by the ~~Incremental Commitment Agreement and~~ First Amendment Agreement, dated as of ~~March 9, 2016, as amended by the Incremental Commitment Agreement and Second Amendment, dated as of May 31, 2017, as amended by the Third Amendment, dated as of September 19, 2019, as amended by the Fourth Amendment, dated as of May 29, 2020, and as amended by the Fifth Amendment, dated as of September 2, 2020~~January 19, 2024, by and among KAR, as borrower, JPMorgan Chase Bank, N.A., as administrative agent, and the other lenders and agents party thereto, as the same may be amended, supplemented, restated or otherwise modified from time to time.
“KAR Credit Facility Pledge” means the pledge of AFC stock to secure the obligations under the KAR Credit Facility.
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survive the termination of the KAR Credit Facility and can only be amended, modified, added or terminated from time to time with the prior written consent of the Majority Purchasers; provided, however, that as long as KAR’s senior secured debt shall be rated at least “BBB- (stable)” by S&P and at least “Baa3 (stable)” by Moody’s, the financial covenant will conform with the financial covenants required by ~~KAR’s~~the KAR Credit Facility or any replacement facility without the consent of the Majority Purchasers.
“KAR Financial Covenant Event” means any breach of the KAR Financial Covenant.
“KAR Financial Covenant Termination Event” means, following the occurrence of a KAR Financial Covenant Event, the earliest to occur of (i) if a Majority Purchasers Notice Event has occurred, 120 days following the occurrence of such Majority Purchasers Notice Event, (ii) any KAR Restricted Amendment and (iii) the occurrence of a Majority Purchasers Notice Event resulting in the KAR Credit Facility being accelerated.
“KAR Restricted Amendment” means any action under or amendment to the KAR Credit Facility which, in the sole and absolute discretion of the Majority Purchasers, results in or may result in (i) an acceleration (in whole or in part) of principal or interest or the amount of principal or interest due under the KAR Credit Facility, (ii) the pledge of any additional collateral by AFC under the KAR Credit Facility (other than newly-acquired collateral of the same type as that already pledged thereunder, e.g., a newly-acquired additional trademark is pledged where all trademarks of the relevant entity had previously been pledged), (iii) any amendment to any provisions or the addition of any provision to the KAR Credit Facility regarding the Seller or its assets or AFC as Originator or Servicer hereunder, (iv) any change, amendment or modification to AFC’s guaranty under the KAR Credit Facility or (v) any action by any party to the KAR Credit Facility against AFC’s guaranty under the KAR Credit Facility or the assets of AFC.
“Legal Final Maturity Date” means the first Settlement Date on or after the date that is two years after the Termination Date.
“Level One Trigger” means the occurrence of any of the following (i) as of the last day of any calendar month, the arithmetic average of the[**], (ii) the Delinquency Ratio is greater than [**] or (iii) as of the last day of any calendar month, the arithmetic average of the Payment Rate [**]; provided, however, that following each occurrence of a Level One Trigger, such trigger shall remain in effect until [**].
“Liquidation Account” means that certain bank account numbered 181-446-6 maintained at BMO Harris Bank in Chicago, Illinois or such other account at such other bank approved by the Agent, with the Purchasers and their respective Purchaser Agents receiving notice that such account is maintained at such bank, in either case, which is in the name of “Liquidation Account, Bank of Montreal as Agent,” and pledged, on a first-priority basis, by the Seller to the Agent pursuant to Section 1.2(d).
“Liquidation Account Bank” means the bank holding the Liquidation Account.
“Liquidity Agreement” means any loan or asset purchase agreement or similar agreement whereby a Note Issuer party hereto as a Purchaser obtains commitments from financial institutions
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“Majority Purchasers Notice Event” means, following the occurrence of a KAR Financial Covenant Event, the Majority Purchasers have provided the Agent and Seller with written notice of the Majority Purchasers’ declaration of a KAR Financial Covenant Termination Event.
“Marine Craft” means [**].
“Material Adverse Effect” means, with respect to any event or circumstance, a material adverse effect on:
(a)    the business, operations, property or financial condition of the Seller or the Servicer;
(b)    the ability of the Seller or the Servicer to perform its obligations under this Agreement or any other Transaction Document to which it is a party or the performance of any such obligations;
(c)    the validity or enforceability of this Agreement or any other Transaction Document;
(d)    the status, existence, perfection, priority or enforceability of the Agent’s interest (for the benefit of the Secured Parties) in the Pool Receivables or Related Security; or
(e)    the collectibility of the Pool Receivables.
“Maximum Amount” means the lesser of (i) $2,000,000,000 or (ii) the sum of the Maximum Commitments of all Purchasers.
“Maximum Commitment” means, with respect to a Purchaser, the maximum Dollar amount of Investment that such Purchaser is willing to fund, as set forth on the signature pages of this Agreement, as such signature pages may be amended from time to time pursuant to this Agreement, any Joinder Agreement, or any assignment entered into pursuant to Section 6.3, as applicable, which amount may, following the written request of the Seller, be increased at any time with the written consent of such Purchaser.
“Moody’s” means Moody’s Investor Services, Inc.
“Motorcycle” means [**].
“Multiemployer Plan” means a Plan that is a multiemployer plan as defined in Section 4001(a)(3) of ERISA.
“Net Receivables Pool Balance” means, at any time, the amount determined pursuant to the calculation in Schedule III.
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“Prior Agreement” has the meaning set forth in the Preliminary Statements.
“Program Fee” means, as to any Purchaser, the periodic fees set forth in the applicable Fee Letter.
“Program Support Agreement” means, as to any applicable Note Issuer party hereto as a Purchaser, the Liquidity Agreement and any other agreement (if any) entered into by any Program Support Provider providing for the issuance of one or more letters of credit for the account of the Purchaser, the issuance of one or more surety bonds for which the Purchaser is obligated to reimburse the applicable Program Support Provider for any drawings thereunder, the sale by the Purchaser to any Program Support Provider of the Participation (or portions thereof) and/or the making of loans and/or other extensions of credit to the Purchaser in connection with the Purchaser’s securitization program, together with any letter of credit, surety bond or other instrument issued thereunder.
“Program Support Provider” as to any Note Issuer means and includes any Liquidity Bank and any other or additional Person (other than any customer of a Purchaser) now or hereafter extending credit or having a commitment to extend credit to or for the account of, or to make purchases from, a Purchaser or issuing a letter of credit, surety bond or other instrument to support any obligations arising under or in connection with any Note Issuer’s securitization program.
“Purchase and Sale Agreement” means the Amended and Restated Purchase and Sale Agreement, dated as of May 31, 2002, among the Originator and the Seller, as the same has been and may be modified, supplemented, amended and amended and restated from time to time in accordance with the Transaction Documents and with prior written consent of the Majority Purchasers.
“Purchase Notice” has the meaning set forth in Section 1.2(a).
“Purchaser” means Fairway, Bank of Montreal, Fifth Third Bank, National Association Thunder Bay Funding, LLC, PNC Bank, National Association, Chariot Funding LLC, Falcon Asset Funding LLC, Truist Bank, U.S. Bank National Association and each other Person which becomes a “Purchaser” hereunder in accordance with the provisions of Section 1.12 or Section 6.3(a).
“Purchaser Agent” means, as to any Purchaser, the financial institution designated by such Purchaser as responsible for administering this Agreement on behalf of such Purchaser, together with any successors or permitted assigns acting in such capacity; if any Purchaser does not so designate another institution as its Purchaser Agent, such Purchaser shall be deemed to have designated itself as its Purchaser Agent and all references herein to such Purchaser’s Purchaser Agent shall mean and be references to such Purchaser.
“Purchaser Group” means each Purchaser Agent and the Purchasers for which such Purchaser Agent acts hereunder. A Purchaser Group may contain Purchasers with Maximum
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the U.S. Department of State, or (b) the United Nations Security Council, the European Union or ~~Her~~His Majesty’s Treasury of the United Kingdom.
“S&P” means Standard and Poor’s Ratings Services.
“Secured Parties” means, collectively, the Purchasers, the Purchaser Agents, the Agent and the Program Support Providers.
“Seller” has the meaning set forth in the preamble to this Agreement.
“Seller Parties” means the Seller, the Originator and the Servicer.
“Seller’s Share” means the Seller’s share of Collections deposited into the Deposit Accounts, calculated as 100% minus the Aggregate Participation.
“Servicer” has the meaning set forth in the preamble to this Agreement.
“Servicer Report” means a report, in substantially the form of Annex B hereto.
“Servicer Report Date” means the 15th day of each month, or if such day is not a Business Day, the next Business Day.
“Servicing Fee” shall mean the fee referred to in Section 4.6.
“Settlement Date” means the 20th day of each calendar month or, if such day is not a Business Day, the following Business Day.
“Single Employer Plan” means any Plan which is covered by Title IV of ERISA, but which is not a Multiemployer Plan.
“SOFR” means a rate per annum equal to the secured overnight financing rate as administered by the SOFR Administrator.
“SOFR Administrator” means the Federal Reserve Bank of New York (or a successor administrator of the secured overnight financing rate).
“Special Concentration Percentage” means, as a percentage of the aggregate Eligible Receivables [**] at such time, without duplication:
(i)    [**];
(ii)    [**];
(iii)    [**];
(iv)    [**];
(v)    [**];
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SOFR Reference Rate has not occurred, then Term SOFR will be the Term SOFR Reference Rate for a one-month tenor as published by the Term SOFR Administrator on the first preceding U.S. Government Securities Business Day for which such Term SOFR Reference Rate for a one-month tenor was published by the Term SOFR Administrator so long as such first preceding U.S. Government Securities Business Day is not more than three (3) U.S. Government Securities Business Days prior to such Periodic Term SOFR Determination Day.
“Term SOFR Adjustment” means a percentage equal to 0.10% per annum.
“Term SOFR Administrator” means the CME Group Benchmark Administration Limited (CBA) (or a successor administrator of the Term SOFR Reference Rate selected by the Agent in its reasonable discretion).
“Term SOFR Reference Rate” means the forward-looking term rate based on SOFR.
“Termination Date” means the earliest of (i) the Business Day which the Seller so designates by notice to the Agent at least 30 days in advance pursuant to Section 1.1(b), (ii) January 31, ~~2026~~2028, and (iii) the date determined pursuant to Section 2.2.
“Termination Day” means each day which occurs on or after the Termination Date, unless the occurrence of the Termination Date (if declared by the Majority Purchasers pursuant to Section 2.2) is waived in accordance with Section 6.1.
“Termination Event” has the meaning specified in Exhibit V.
“Termination Fee” means, with respect to any portion of the Investment of any Purchaser and any Yield Period during which any reduction of such portion of the Investment occurs on a date other than the date on which the Notes or Benchmark Funding supporting such portion of Investment matures, the amount, if any, by which (i) the additional Discount (calculated without taking into account any Termination Fee) which would have accrued during the remainder of such period on the reductions of Investment had such reductions remained as Investment, exceeds (ii) the income, if any, received by the applicable Purchaser from investing the proceeds of such reductions of Investment, as determined by the related Purchaser Agent, which determination shall be binding and conclusive for all purposes, absent manifest error.
“Title Attached Receivable” means a Receivable which satisfies all of the requirements of the definition of Eligible Receivable and for which AFC has recorded an account payable, subject to the receipt of the certificate of title for the vehicle securing or purporting to secure such Receivable, but has not advanced funds for such vehicle.
“Title Holiday Receivable” means a Receivable which satisfies all of the requirements of the definition of Eligible Receivable, except for clause [**] thereunder, and for which AFC has advanced funds with respect to the related vehicle.
“Tractors” means[**].
“Transaction Documents” means the Agreement, the Deposit Account Agreements, the Purchase and Sale Agreement, each Originating Lender Sale Agreement, the Performance
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